Consolidated Statements of Condition (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Held to maturity, Market value (in dollars)	$ 3,400	$ 3,400
Available for sale, Amortized cost (in dollars)	$ 4,254,960	$ 3,054,289
Common shares, par value (in dollars per share)	$ 1.00	$ 1.00
Common shares, Authorized shares	275,000,000	275,000,000
Common shares, issued shares	96,350,977	96,240,977
Treasury, shares	32,979,273	32,961,289